Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

ANNUAL REPORT
October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                Worldwide Dollar
                                                         Money Markey Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

When the reporting period began, the U.S. financial markets were experiencing the aftermath of a sharp correction caused primarily by the spread of the global financial crisis. The Federal Reserve Board responded to the crisis last fall by reducing the federal funds rate, which also reduced money market yields.

The Fed's strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period. Investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Worldwide Dollar Money Market Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999



DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

For the 12-month period ended October 31, 1999, the fund produced a yield of 4.44%, which, taking into account the effect of compounding, created an effective yield of 4.54%.(1) The fund provided a total return of 4.52% compared to the Lipper Money Market Funds category average total return of 4.41%.(2)

What factors influenced the fund's performance?

For the U.S. economy, expectations of slower economic growth and subdued inflation, largely a result of the Asian financial crisis, marked the beginning of the reporting period. The Federal Reserve Board, in an attempt to cushion the U.S. economy from negative overseas events, lowered short-term interest rates three times from 5.50% to 4.75%.

Global markets remained unsettled as 1999 began. But while uncertainty about Japanese economic reform continued and the Russian economy remained troubled, the general atmosphere of crisis lifted. The focus of monetary policy makers shifted back to the domestic economy. As concern over the impact of offshore events faded, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. Even though Gross Domestic Product ("GDP") grew at a rate of 4.3%, inflation was benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology might make it possible for the economy to grow faster than previously thought possible without igniting inflation. Despite concern that imbalances in the economy might eventually derail the nine-year economic expansion, the U.S. economy continued to grow and the Fed held steady on rates.

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

A surprisingly large jump in the Consumer Price Index in May pushed policy makers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift, adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting shift in market psychology. Market participants began to anticipate a move by the Fed to higher rates.

That move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 1/4% to 5%. At the same time, however, it announced that it was shifting its bias back to neutral -- indicating no intention of an immediate further rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an end to Fed tightening.

Such hopes would be short-lived, however, as strong economic growth with rising wages and benefits renewed inflationary concern. At its August Open Market Committee meeting, the Fed raised short-term interest rates by an additional 1/4% to 5.25%, signaling its added resolve by raising the discount rate to 4.75%. Although second-quarter GDP growth dropped to a seemingly more sustainable, less inflationary 1.9%, the effects of the two short-term rate hikes have yet to fully impact the performance of the economy.

As the fund's fiscal year ended, the economy continued to send confusing signals. Third-quarter GDP growth accelerated back to a rapid 4.8%, yet key indicators, such as employment costs, job creation and inflation, were at lower levels than would be expected given strong economic growth. Market consensus had been that a third, modest rate hike before the end of 1999 was "all but a given." But as the fund's reporting period ended, economic indicators, such as employment costs and new home sales, seemed to show that previous Fed actions may have begun to have their desired effect, and that further rate increases might be put off.

What is the fund's current strategy?

The shift in market psychology towards rising rates had a negative impact on money market performance. The yield curve (the relation-

ship between short- and long-term interest rates) steepened during the period, such that longer term interest rates became relatively more attractive than shorter term rates. Financial and industrial issuers, as well as the U.S. Treasury, responded to this perceptional shift by borrowing in advance of anticipated rate increases. The stock market showed increased volatility, and such volatility often spilled over into the bond and money markets. The decline of the dollar also adversely impacted the performance of dollar-denominated fixed-income securities. During the reporting period, there were also occasional "flights to quality" when credit concerns, largely instigated by problems in overseas markets, led investors to seek out bonds and money market instruments of only the highest quality issuers.

In this environment, your fund has taken on a somewhat defensive trading strategy, shortening the average maturity of our money market holdings and building a liquidity cushion. This higher level of cash should both aid in protecting the fund from potential future volatility, as well as position the fund to benefit should interest rates rise in the near future.

November 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                      The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--49.4%                                               Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services (Yankee)

   5.20%, 12/9/1999                                                                          25,000,000               25,000,000

ABN-AMRO Bank Chicago (Yankee)

   5.44%, 4/24/2000                                                                          50,000,000  (a)          49,985,979

Bank Austria AG (Yankee)

   5.42%, 5/22/2000                                                                          30,000,000               29,991,183

Bank of Scotland

   5.17%, 4/6/2000                                                                           20,000,000               20,001,657

Barclays Bank (Yankee)

   5.44%, 4/10/2000                                                                          50,000,000  (a)          49,989,033

Cariplo Finance Inc.(London)

   5.40%, 11/24/1999                                                                         50,000,000               50,000,315

Commerzbank AG (Yankee)

   5.00%-5.33%, 2/1/2000-4/7/2000                                                            65,000,000               64,993,524

Deutsche Bank AG (Yankee)

   5.02%-5.45%, 1/6/2000-4/10/2000                                                           50,000,000  (a)          49,991,905

Istituto Bancario San Paolo DiTorino (Yankee)

   5.15%, 5/16/2000                                                                          10,000,000                9,998,434

Merita Bank LTD (Yankee)

   5.29%-5.41%, 11/19/1999-11/23/1999                                                        70,000,000               70,000,453

Michigan National Bank

   5.17%-5.21%, 3/16/2000-3/27/2000                                                          15,000,000               14,999,447

Morgan Guaranty Trust Co.

   5.00%, 12/10/1999                                                                         10,000,000               10,000,000

Rabobank Nederland N.V. (Yankee)

   5.16%, 3/24/2000                                                                          10,000,000                9,999,212

Royal Bank of Canada (Yankee)

   5.02%-5.44%, 1/24/2000-4/27/2000                                                          65,500,000  (a)          65,486,469

Skandinaviska Enskildabanken AB (London)

   5.42%, 11/29/1999                                                                         25,000,000               25,000,288

Societe Generale (Yankee)

   5.04%-5.10%, 1/14/2000-2/4/2000                                                           55,000,000               54,996,702

Swedbank (Yankee)

   5.00%, 1/19/2000                                                                          20,000,000               20,000,418

Toronto-Dominion Bank (Yankee)

   5.44%, 4/10/2000                                                                          25,000,000  (a)          24,994,350

Union Bank of California N.A.

   5.28%, 11/8/1999                                                                          50,000,000               50,000,000

Union Bank of Switzerland (Yankee)

   5.60%, 6/14/2000                                                                          25,000,000               24,999,741


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                          Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Westdeutsche Landesbank Girozentrale (London)

   5.04%, 11/18/1999                                                                         35,000,000               34,999,920

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $755,429,030)                                                                                               755,429,030
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--30.0%
-----------------------------------------------------------------------------------------------------------------------------------

Akzo Nobel Inc.

   5.40%, 11/2/1999                                                                          44,000,000               43,993,461

Atlantis One Funding Corp.

   6.11%, 1/26/2000                                                                          50,000,000               49,283,333

Donaldson, Lufkin & Jenrette Securities Inc.

   5.53%, 12/15/1999                                                                         25,000,000               24,833,167

FINOVA Capital Corp.

   5.55%, 2/4/2000                                                                           50,000,000               50,000,000

General Electric Capital Corp.

   6.08%, 1/27/2000                                                                          50,000,000               49,278,625

Internationale Nederlanden (U.S) Funding Corp.

   5.38%, 11/19/1999                                                                         50,000,000               49,867,250

Lehman Brothers Holdings Inc.

   6.20%, 3/8/2000                                                                           25,000,000               24,465,778

Morgan (J.P.) & Co. Inc.

   5.29%-5.61%, 11/15/1999-3/13/2000                                                         60,000,000               59,073,638

Nordbanken N.A. Inc.

   6.05%, 2/11/2000                                                                          25,000,000               24,579,958

Spintab AB

   5.41%, 11/23/1999                                                                         33,447,000               33,337,851

Swedbank Inc.

   6.11%, 2/28/2000                                                                          50,000,000               49,011,639

TOTAL COMMERICIAL PAPER

   (cost $457,724,700)                                                                                               457,724,700
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--6.2%
-----------------------------------------------------------------------------------------------------------------------------------

Heller Financial Inc.

   6.15%, 4/13/2000                                                                          35,000,000  (a)          35,040,854

Lehman Brothers Holdings Inc.

   5.68%, 3/8/2000                                                                           40,000,000  (a)          39,993,708

Wells Fargo & Co.

   5.21%, 4/3/2000                                                                           20,000,000               19,999,136

TOTAL CORPORATE NOTES

   (cost $95,033,698)                                                                                                 95,033,698

                                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
PROMISSORY NOTES--3.7%                                                                      Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group LP.

  5.20%-6.25%, 1/24/2000-2/2/2000

   (cost $57,000,000)                                                                        57,000,000  (b,c)        57,000,000
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--4.0%
-----------------------------------------------------------------------------------------------------------------------------------

Key Bank N.A.

   5.10%, 3/24/2000                                                                          11,000,000               10,999,617

Lasalle National Bank

   5.15%, 2/22/2000                                                                          25,000,000               24,997,336

Nationsbank N.A.

   5.45%, 4/5/2000                                                                           25,000,000  (a)          24,995,800

TOTAL SHORT-TERM BANK NOTES

   (cost $60,992,753)                                                                                                 60,992,753
-----------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--5.1%
-----------------------------------------------------------------------------------------------------------------------------------

Dresdner Bank AG (Grand Cayman)

   5.34%, 11/1/1999                                                                          50,000,000               50,000,000

Republic National Bank of New York (London)

   5.06%, 11/1/1999                                                                          27,969,000               27,969,000

TOTAL TIME DEPOSITS

   (cost $77,969,000)                                                                                                 77,969,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,504,149,181)                                                                          98.4%            1,504,149,181

CASH AND RECEIVABLES (NET)                                                                         1.6%               23,881,236

NET ASSETS                                                                                       100.0%            1,528,030,417

(a)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(b)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
     DISTRIBUTE OR SELL.

(c)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE ACQUIRED
     BETWEEN 5/5/1999 AND 10/25/1999 AT A COST OF PAR VALUE. AT OCTOBER 31,1999,
     THE AGGREGATE VALUE OF THESE SECURITIES WAS $57,000,000 REPRESENTING
     APPROXIMATELY 3.7% OF NET ASSETS AND THEY ARE VALUED AT AMORTIZED COST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,504,149,181  1,504,149,181

Cash                                                                  6,748,922

Interest receivable                                                  17,991,206

Prepaid expenses                                                        149,947

                                                                  1,529,039,256
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           689,399

Accrued expenses                                                        319,440

                                                                      1,008,839
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,528,030,417
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,527,933,100

Accumulated undistributed net investment income                         394,095

Accumulated net realized gain (loss) on investments                    (296,778)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,528,030,417
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    1,527,933,100

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     80,906,411

EXPENSES:

Management fee--Note 2(a)                                            7,774,708

Shareholder servicing costs--Note 2(b)                               5,255,224

Prospectus and shareholders' reports                                   231,518

Custodian fees                                                         115,287

Registration fees                                                      109,268

Professional fees                                                       99,488

Directors' fees and expenses--Note 2(c)                                 67,023

TOTAL EXPENSES                                                      13,652,516

Less--reduction in management fee due to undertaking--Note 2(a)    (1,923,496)

NET EXPENSES                                                        11,729,020

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         69,177,391

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                --------------------------------

                                                     1999                 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         69,177,391           81,049,341

Net realized gain (loss) on investments                --                7,275

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   69,177,391           81,056,616
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (68,983,384)         (80,849,253)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE) ($):

Net proceeds from shares sold               2,658,859,271        2,927,984,458

Dividends reinvested                           66,138,498           78,111,440

Cost of shares redeemed                   (2,768,497,131)      (3,102,802,757)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (43,499,362)         (96,706,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (43,305,355)         (96,499,496)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,571,335,772        1,667,835,268

END OF PERIOD                               1,528,030,417        1,571,335,772

Undistributed investment income--net              394,095              200,088

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------

                                                                 1999          1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .046          .049          .049           .049          .052

Distributions:

Dividends from investment income--net                            (.046)        (.049)        (.049)         (.049)        (.052)

Net asset value, end of period                                   1.00          1.00          1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.52          5.05          5.02           4.96          5.33
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75           .75           .75            .81           .86

Ratio of net investment income
   to average net assets                                         4.45          4.95          4.90           4.86          5.20

Decrease reflected in above expense ratios
   due to undertakings by the Manager                             .12           .18           .14            .05            --
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                       1,528,030     1,571,336      1,667,835     1,941,601     2,105,361

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On November 1, 1999, the fund declared a cash dividend of approximately $.0002 per share from undistributed investment income-net which includes investment income-net for Saturday, October 30, 1999, and Sunday, October 31, 1999.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $297,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to October 31, 1999. If not applied, $76,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004 and $79,000 expires in fiscal 2005.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The
Manager had undertaken from November 1, 1998 through October 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,923,496 during the period ended October 31, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1999, the fund was charged $2,928,399 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $1,548,321 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                       The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP
                                        (signature logo)



New York, New York

December 3, 1999



                                                           For More Information

                        Dreyfus Worldwide Dollar
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  762AR9910